EXHIBIT 32.2 -- Section 906 Certification of Chief Financial Officer

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT OT

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SBS Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, James E. Dixon, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James E. Dixon, Jr.
James E. Dixon, Jr.
Chief Financial Officer

September 10, 2004